EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of American Realty Investors, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Steven A. Abney, Executive Vice President and Chief Financial Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 2, 2007	/s/ STEVEN A. ABNEY
Steven A. Abney Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
and Acting Principal Executive Officer